[cover]

[logo] MFS(SM)
INVESTMENT MANAGEMENT

Annual Report
for Year Ended
December 31, 1996

MFS(R) Growth Opportunities Fund

  [graphic photo of microchip]

Table of Contents

Letter from the Chairman                           1
A Discussion with the Portfolio Manager            2
Portfolio Manager's Profile                        4
Performance Summary                                5
Fund Facts                                         7
Portfolio of Investments                           8
Financial Statements                              12
Notes to Financial Statements                     18
Independent Auditors' Report                      24
Trustees and Officers                             25


                                [graphic box]
Highlights

(bullet) For the year ended December 31, 1996, Class A shares of the Fund provided a total return at net asset value of 21.87%, while Class B shares returned 20.72%.

(bullet) The Fund benefited from a significant weighting in large-capitalization technology stocks, such as Intel Corp. and Microsoft Corp. Other important technology holdings included Oracle Systems, Corp. and Cisco Systems, Inc.

(bullet) Holdings in the leisure area, such as Hospitality Franchise Systems and Promus Hotels Corp., also contributed to performance.

(bullet) We believe the economy's moderate growth rate, combined with low inflation, should continue to provide a favorable backdrop for companies that can deliver good earnings growth.

Letter from the Chairman

[photo of A. Keith Brodkin]

Dear Shareholders:

After more than six years of expansion, the U.S. economy appears to be headed toward another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, recent gains in important sectors such as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and the attendant rise in personal bankruptcies, as well as the modestly disappointing levels of holiday sales. Also, the ongoing tightness in labor markets, and price rises in such important sectors as energy, could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

   We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. However, to the extent that some slowdown in earnings means that the economy is not overheating, this may be beneficial for the equity market in the long run. We also believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

January 13, 1997

A Discussion with the Portfolio Manager

                                   [photo]
                               Paul M. McMahon

For the year ended December 31, 1996, Class A shares of the Fund provided a total return of 21.87%, while Class B shares returned 20.72%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 22.64% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock performance.

Q. What do you see as some of the reasons for this performance, Paul?

A. The Fund benefited from a significant weighting in large-capitalization technology stocks, such as Intel Corp. and Microsoft Corp., which were leading performers due to the continued strong demand for personal computers. Other significant technology holdings, such as Oracle Systems Corp. and Cisco Systems, Inc., also benefited from continued strong demand for their products. Holdings in the leisure area, such as Hospitality Franchise Systems
(HFS) and Promus Hotels Corp., were significant contributors to performance. Other names such as Tyco International, a fire control and health care products manufacturer, and Wisconsin Central Transportation, a railroad, also contributed significantly to the current year's results.

Q. How would you describe the overall business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. The economy continues to grow at a moderate rate with real (gross domestic product) growth of around 2.5% while inflation remains at a moderate level of 2.5% a year. This period of both moderate economic growth and inflation has provided a positive backdrop for further growth in corporate earnings and continued appreciation of the stock market.

Q. We noticed that technology stocks make up the largest sector in the Fund. What is it you like about this sector, and could you discuss any sub-groups within technology that you find particularly attractive?

A. The technology weighting is high and added to performance in 1996 because of the strong results that specific holdings delivered during the year. Due to a low inflationary environment and an inability to raise prices, corporations must rely on continued improvement in productivity to improve their operation and generate higher earnings. One of the driving forces in improving productivity is the use of the advancements in technology to drive costs lower or to improve product features and competitive position. The Fund has a large weighting in semiconductor companies and software applications companies, which are part of this broader trend of improving productivity. Companies that are focused on the personal computer, such as Intel, which makes microprocessor semiconductors, and Microsoft, which develops the operating system and application software, continue to increase functionality to the personal computer. This expands its uses and adds to further productivity throughout the economy, from small entrepreneurial firms to large corporations. This sector can be volatile at times, but we believe its high long-term past performance results make it attractive. It is important to emphasize that the names in the sector are selected individually and the large weightings represent the number of well-positioned companies that we have identified in this area.

Q. Your second-largest sector is leisure. What do you like about this sector?

A. The large weighting in the leisure sector is concentrated in specific names within hospitality such as HFS and Promus. HFS has strong brand positions in a number of businesses which generate significant cash flow such as hotel franchising where it controls the Days' Inn, Super 8 Motel, and Ramada Inn brands; real estate agency franchising, with brands such as Century 21; and car rental agency franchising with Avis. The strong cash flow generated from these businesses allows for additional acquisitions and share buybacks to help increase earnings further into the future. Promus Hotel is one of the fastest growing hotel franchises with brands such as Embassy Suite, Hampton Inn, and Homewood Suites. The rapid development of new units under these three brands is leading to continued strong earnings growth.

Q. In general, what characteristics or qualities do you look for when selecting stocks for the Fund?

A. I look for five key characteristics in selecting stocks to add to the Fund. These are good earnings momentum, good management, the ability to benefit from positive secular trends in the economy, a good balance sheet with positive cash flow generation, and reasonable valuation. Earnings momentum is important because ultimately earnings drive stock prices over the long term. Good management adds significantly to an enterprise's value by making the right strategic and competitive decisions over time. This is why we feel it is important to visit with corporate managements to understand their strategies and evaluate their abilities to execute them. A good financial position and strong cash flow from the operations provide a company with the ability to take advantage of competitive opportunities as they present themselves in the marketplace. Trying to buy stocks at a reasonable valuation is accomplished by comparing earnings growth to a company's price-to-earnings ratio (P/E), which helps determine whether it is reasonable relative to the market as a whole. Sell ideas are generated when a holding violates one or more of these same characteristics, for example, if earnings begin to slow significantly or the P/E relative to the growth rate makes a stock overvalued.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try and take advantage of those changes?

A. The most important factor is that the economy remains at a moderate growth level with inflation also at a moderate pace. This environment provides a good backdrop for companies that can deliver good earnings growth. We believe this combination should help result in stock price appreciation under the current economic conditions. We remain committed to finding the best earnings growth available, at the most reasonable valuations in trying to shape the Fund for the future.

Respectfully,

/s/ Paul M. McMahon

Paul M. McMahon
Portfolio Manager

                                [graphic box]
Portfolio Manager's Profile

Paul M. McMahon joined the MFS Research Department in 1981 as an industry specialist. A graduate of Holy Cross College and the Amos Tuck School of Business Administration of Dartmouth College, he was named Investment Officer in 1983, Assistant Vice President - Investments in 1984, Vice President - Investments in 1986, and Senior Vice President and Portfolio Manager of MFS Growth Opportunities Fund in 1992.

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Growth Opportunities Fund Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 5.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on the differences in loads and fees paid by shareholders investing in the different classes. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Growth of a Hypothetical $10,000 Investment
(For the 5-Year Period Ended December 31, 1996)

                        [line chart]

          MFS Growth
          Opportunities       Consumer            S&P 500 Composite
          Fund (Class A)      Price Index--U.S.   Index
12/91      9,422              10,000              10,000
12/92     10,147              10,287              10,760
12/93     11,791              10,573              11,843
12/94     11,301              10,856              11,992
12/95     15,198              11,124              16,483
12/96     18,521              11,523              20,249


Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended December 31, 1996)

                        [line chart]

          MFS Growth
          Opportunities       Consumer            S&P 500 Composite
          Fund (Class A)      Price Index--U.S.   Index
12/86      9,428              10,000              10,000
           9,799              10,441              10,522
12/88     10,684              10,899              12,255
          13,727              11,406              16,127
12/90     13,128              12,102              15,622
          16,070              12,473              20,374
12/92     17,308              12,831              21,922
          20,111              13,188              24,128
12/94     19,276              13,541              24,432
          25,923              13,875              33,582
12/96     31,591              14,373              41,254

Average Annual Total Returns                1 Year     3 Years   5 Years    10 Years
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class A)
   including 5.75% sales charge             +14.84%    +13.96%    +13.13%    +12.19%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class A)
   at net asset value                       +21.87%    +16.25%    +14.47%    +12.85%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class B)
   with CDSC                                +16.72%    +14.42%    +13.53%    +12.51%
 ----------------------------------------- ---------  ---------  --------- -----------
MFS Growth Opportunities Fund (Class B)
   without CDSC                             +20.72%    +15.18%    +13.77%    +12.51%
 ----------------------------------------- ---------  ---------  --------- -----------
Average growth fund+                        +19.24%    +15.23%    +13.04%    +13.47%
 ----------------------------------------- ---------  ---------  --------- -----------
Standard & Poor's 500 Composite Index+      +22.64%    +19.58%    +15.15%    +15.23%
 ----------------------------------------- ---------  ---------  --------- -----------
Consumer Price Index*                       + 3.56%    + 2.91%    + 2.88%    + 3.69%
 ----------------------------------------- ---------  ---------  --------- -----------

*The Consumer Price Index is a popular measure of change in prices. +Source: Lipper Analytical Services.

Class B results including the contingent deferred sales charge (CDSC), reflect the applicable CDSC, which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class B shares have no initial sales charge but have higher annual fees and expenses than Class A shares.

Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share performance, including CDSC, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

                                [graphic box]
Tax Form Summary

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

The Trust has designated $59,654,925 as a long-term capital gain distribution for tax purposes. This distribution was made to shareholders of record as of December 23, 1996, payable January 2, 1997.

Dividends-Received Deduction

For the year ended December 31, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 13.76%.

                                [graphic box]
Fund Facts

Strategy:              The Fund's investment objective is to seek growth of
                       capital. Dividend income, if any, is incidental to the Fund's objective. Generally, emphasis is placed upon companies believed to possess above-average growth opportunities.

Commencement of
investment operations: September 9, 1970

Size:                  $822.8 million net assets as of December 31, 1996



Portfolio Concentration
Top Ten Equity Holdings as of December 31, 1996

Intel Corp.
Semiconductor manufacturer

HFS, Inc.
Franchiser of hotels and real estate companies

Tyco International Ltd.
Manufacturer of fire protection, packaging, and electronic equipment

Philip Morris Cos., Inc.
Tobacco, food, and beverage conglomerate

Microsoft Corp.
Computer software and systems company

Cadence Design Systems, Inc.
Computer software and systems company

Wisconsin Central Transportation Corp.
Midwestern railroad company

Oracle Systems Corp.
Database software developer and manufacturer

Cisco Systems, Inc.
Computer network developer

Promus Hotel Corp.
Hotel operator



Largest Sectors
                                 [pie chart]
Other 41.2%*
Technology 27.8%
Leisure 12.7%
Industrial Goods & Services 10.6%
Financial Services 7.7%

*For a more complete breakdown, refer to the Portfolio of Investments.

Portfolio of Investments - December 31, 1996

Stocks - 99.6%
-------------------------------------------------------------------------------

Issuer                                                      Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - 93.1%
 Advertising - 0.2%
    Tmp Worldwide, Inc.                                       27,600      $   351,900
    Universal Outdoor Holdings, Inc.*                         54,500        1,280,750
                                                                        -------------
                                                                          $ 1,632,650
 ---------------------------------------------------------------------  -------------
 Aerospace - 3.6%
    Lockheed Martin Corp.                                     85,372      $ 7,811,538
    McDonnell-Douglas Corp.                                  215,500       13,792,000
    United Technologies Corp.                                122,200        8,065,200
                                                                        -------------
                                                                          $29,668,738
 ---------------------------------------------------------------------  -------------
 Agricultural Products - 2.3%
    AGCO Corp.                                               223,000      $ 6,383,375
    Case Corp.                                               234,300       12,769,350
                                                                        -------------
                                                                          $19,152,725
 ---------------------------------------------------------------------  -------------
 Airlines - 0.9%
    America West Airlines, "B"*                              146,400      $ 2,324,100
    Southwest Airlines Co.                                   241,200        5,336,550
                                                                        -------------
                                                                          $ 7,660,650
 ---------------------------------------------------------------------  -------------
 Automotive - 0.6%
    APS Holding Corp., "A"*                                   85,600      $  1,326,80
    Goodrich (B.F.) Co.                                       95,200        3,855,600
                                                                        -------------
                                                                          $ 5,182,400
 ---------------------------------------------------------------------  -------------
 Banks and Credit Companies - 0.7%
    Fleet/Norstar Financial Group, Inc.                      116,500      $ 5,810,438
 ---------------------------------------------------------------------  -------------
 Business Machines - 0.8%
    Sun Microsystems, Inc.*                                  246,200      $ 6,324,263
 ---------------------------------------------------------------------  -------------
 Business Services - 6.0%
    AccuStaff, Inc.*                                          99,800      $ 2,108,275
    ADT Ltd.*                                                504,700       11,545,013
    ALCO Standard Corp.                                      244,100       12,601,662
    Ceridian Corp.*                                          150,800        6,107,400
    Corestaff, Inc.*                                          88,725        2,101,673
    DST Systems, Inc.*                                       250,300        7,853,163
    Loewen Group, Inc.                                       122,200        4,781,075
    Sabre Group Holding, Inc., "A"*                           75,400        2,101,775
                                                                        -------------
                                                                          $49,200,036
 ---------------------------------------------------------------------  -------------
 Chemicals - 0.6%
    Betzdearborn, Inc.                                        22,300      $ 1,304,550
    Praxair, Inc.                                             84,100        3,879,113
                                                                        -------------
                                                                          $ 5,183,663
 ---------------------------------------------------------------------  -------------
 Computer Software - Personal Computers - 4.1%
    Electronic Arts, Inc.*                                   128,400      $ 3,843,975
    First Data Corp.                                         149,800        5,467,700
    Microsoft Corp.*                                         297,600       24,589,200
                                                                        -------------
                                                                          $33,900,875
 ---------------------------------------------------------------------  -------------
 Computer Software - Systems - 8.9%
    Adobe Systems, Inc.                                      293,800      $10,980,775
    BMC Software, Inc.*                                       37,200        1,539,150
    Cadence Design Systems, Inc.*                            561,175       22,306,706
    Computer Associates International, Inc.                  177,650        8,838,088

                                      8

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------
Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Computer Software - Systems - continued
    Micros Systems, Inc.*                                    156,400      $ 4,809,300
    Oracle Systems Corp.*                                    442,650       18,480,637
    Sybase, Inc.*                                            181,900        3,035,456
    Synopsys, Inc.*                                           70,000        3,237,500
                                                                        -------------
                                                                          $73,227,612
 ---------------------------------------------------------------------  -------------
 Consumer Goods and Services - 7.6%
    Colgate-Palmolive Co.                                     79,900      $ 7,370,775
    Gillette Co.                                              28,900        2,246,975
    Philip Morris Cos., Inc.                                 235,300       26,500,662
    Tyco International Ltd.                                  503,000       26,596,125
                                                                        -------------
                                                                          $62,714,537
 ---------------------------------------------------------------------  -------------
 Defense Electronics - 1.7%
    Loral Space & Communications Corp.*                      759,100      $13,948,463
 ---------------------------------------------------------------------  -------------
 Electrical Equipment - 1.0%
    General Electric Co.                                      86,800      $ 8,582,350
 ---------------------------------------------------------------------  -------------
 Electronics - 8.8%
    Altera Corp.*                                            176,700      $12,843,881
    Analog Devices, Inc.*                                    284,050        9,622,194
    Intel Corp.                                              286,800       37,552,875
    LSI Logic Corp.*                                         230,300        6,160,525
    Maxim Integrated Products, Inc.*                          53,500        2,313,875
    Xilinx, Inc.*                                             97,000        3,570,812
                                                                        -------------
                                                                          $72,064,162
 ---------------------------------------------------------------------  -------------
 Entertainment - 4.3%
    Clear Channel Communications, Inc.*                       84,700      $ 3,059,787
    Cox Radio, Inc., "A"*                                      7,400          129,500
    Harrah's Entertainment, Inc.*                            590,100       11,728,237
    Infinity Broadcasting Corp., "A"*                         40,900        1,375,263
    Jacor Communications, Inc., "A"*                         229,200        6,274,350
    LIN Television Corp.*                                    132,500        5,598,125
    Mirage Resorts, Inc.*                                    320,600        6,932,975
    Univision Communications, Inc., "A"*                       5,000          185,000
                                                                        -------------
                                                                          $35,283,237
 ---------------------------------------------------------------------  -------------
 Financial Institutions - 5.9%
    Associates First Capital Corp., "A"                       36,400      $ 1,606,150
    Federal Home Loan Mortgage Corp.                          95,000       10,461,875
    Financial Federal Corp.*                                 137,650        2,305,638
    Finova Group, Inc.                                       118,300        7,600,775
    Franklin ReSources, Inc.                                  59,900        4,095,662
    Green Tree Financial Corp.                               204,500        7,898,812
    Schwab (Charles) Corp.                                   464,800       14,873,600
                                                                        -------------
                                                                          $48,842,512
 ---------------------------------------------------------------------  -------------
 Food and Beverage Products - 0.8%
    PepsiCo, Inc.                                            214,700      $ 6,279,975
 ---------------------------------------------------------------------  -------------
 Insurance - 0.7%
    Amerin Corp.*                                             55,800      $ 1,436,850
    Chubb Corp.                                               77,800        4,181,750
                                                                        -------------
                                                                          $ 5,618,600
 ---------------------------------------------------------------------  -------------

                                      9

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------

Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Machinery - 1.4%
    Deere & Co., Inc.                                        170,600      $ 6,930,625
    IDEX Corp.                                               120,900        4,820,888
                                                                        -------------
                                                                          $11,751,513
 ---------------------------------------------------------------------  -------------
 Medical and Health Products - 1.7%
    Johnson & Johnson                                        238,300      $11,855,425
    Omnicare, Inc.                                            57,600        1,850,400
                                                                        -------------
                                                                          $13,705,825
 ---------------------------------------------------------------------  -------------
 Medical and Health Technology and Services - 4.3%
    HealthSource, Inc.*                                      468,400      $ 6,147,750
    HealthSouth Corp.*                                       212,600        8,211,675
    Oxford Health Plans, Inc.*                               111,400        6,523,863
    United Healthcare Corp.                                  313,500       14,107,500
                                                                        -------------
                                                                          $34,990,788
 ---------------------------------------------------------------------  -------------
 Metals and Minerals - 0.5%
    Minerals Technologies, Inc.                              101,100      $ 4,145,100
 ---------------------------------------------------------------------  -------------
 Oils - 1.1%
    Mobil Corp.                                               73,500      $ 8,985,375
    Titan Exploration, Inc.*                                  22,900          274,800
                                                                        -------------
                                                                          $ 9,260,175
 ---------------------------------------------------------------------  -------------
 Photographic Products - 1.5%
    Eastman Kodak Co.                                        149,800      $12,021,450
 ---------------------------------------------------------------------  -------------
 Railroads - 3.1%
    Burlington Northern Santa Fe Railway Co.                  42,900      $ 3,705,488
    Wisconsin Central Transportation Corp.*                  541,300       21,449,012
                                                                        -------------
                                                                          $25,154,500
 ---------------------------------------------------------------------  -------------
 Restaurants and Lodging - 6.3%
    HFS, Inc.*                                               550,700      $32,904,325
    Promus Hotel Corp.*                                      533,750       15,812,344
    Renaissance Hotel Group N.V.*                            148,900        3,499,150
                                                                        -------------
                                                                          $52,215,819
 ---------------------------------------------------------------------  -------------
 Stores - 5.1%
    Ann Taylor Stores Corp.*                                 173,400      $ 3,034,500
    Corporate Express, Inc.*                                  57,200        1,683,825
    Duty Free International, Inc.                             26,900          390,050
    Federated Department Stores, Inc.*                       228,500        7,797,562
    General Nutrition Cos., Inc.*                            393,300        6,636,937
    Linens "N" Things, Inc.*                                  31,700          622,113
    Micro Warehouse, Inc.*                                   233,800        2,747,150
    Office Depot, Inc.*                                      467,900        8,305,225
    Officemax, Inc.*                                         222,100        2,359,813
    Sears, Roebuck & Co.                                     107,400        4,953,825
    Staples, Inc.*                                           193,400        3,493,287
                                                                        -------------
                                                                          $42,024,287
 ---------------------------------------------------------------------  -------------
 Supermarkets - 1.5%
    Safeway, Inc.*                                           278,900      $11,922,975
 ---------------------------------------------------------------------  -------------
 Telecommunications - 7.1%
    Ascend Communications, Inc.*                              62,400      $ 3,876,600
    Cisco Systems, Inc.*                                     262,600       16,707,925

                                      10

Portfolio of Investments - continued

Stocks - continued
--------------------------------------------------------------------------------

Issuer                                                       Shares          Value
 ---------------------------------------------------------------------  -------------
U.S. Common Stocks - continued
 Telecommunications - continued
    Glenayre Technologies, Inc.*                              532,600    $ 11,484,187
    Lucent Technologies, Inc.                                  47,100       2,178,375
    MFS Communications Co., Inc.*                              55,300       3,013,850
    Tel-Save Holdings, Inc.*                                   60,050       1,741,450
    Telco Communications Group*                                40,000         700,000
    Teleport Communications Group, Inc., "A"*                 108,600       3,312,300
    Tellabs, Inc.*                                            106,200       3,995,775
    WorldCom, Inc.*                                           445,900      11,621,269
                                                                        -------------
                                                                         $ 58,631,731
 ---------------------------------------------------------------------  -------------
Total U.S. Common Stocks                                                 $766,102,049
 ---------------------------------------------------------------------- -------------
Foreign Stocks - 6.5%
 Canada - 0.7%
    Loewen Group, Inc. (Business Services)##                   75,000    $  2,928,191
    Canadian National Railway Co. (Railroads)*                 74,600       2,834,800
                                                                        -------------
                                                                         $  5,762,991
 ---------------------------------------------------------------------  -------------
 Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                      74,700    $  4,304,588
 ---------------------------------------------------------------------  -------------
 Germany - 0.7%
    Sap AG, Preferred (Computer Software - Systems)            43,400    $  6,064,998
 ---------------------------------------------------------------------  -------------
 Hong Kong - 0.4%
    Peregrine Investment Holdings (Finance)                 1,662,000    $  2,847,362
 ---------------------------------------------------------------------  -------------
 Italy - 1.5%
    Gucci Group Designs N.V. (Apparel and Textiles)            37,600    $  2,401,700
    Telecom Italia S.p.A. (Telecommunications)              4,846,200       6,910,603
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                  1,201,600       3,035,163
                                                                        -------------
                                                                         $ 12,347,466
 ---------------------------------------------------------------------  -------------
 Singapore - 0.3%
    Mandarin Oriental International, Ltd. (Restaurants
      and Lodging)                                          1,953,429    $  2,754,335
 ---------------------------------------------------------------------  -------------
 South Korea - 0.7%
    Korea Mobile Telecom (Telecommunications)                 468,032    $  6,025,912
 ---------------------------------------------------------------------  -------------
 Sweden - 1.7%
    Astra AB, "B" (Pharmaceuticals)                           245,500    $ 11,851,724
    Nobel Biocare AB (Medical and Health Products)             93,600       1,648,129
                                                                        -------------
                                                                         $ 13,499,853
 ---------------------------------------------------------------------  -------------
Total Foreign Stocks                                                     $ 53,607,505
 ---------------------------------------------------------------------- -------------
Total Stocks (Identified Cost, $602,692,690)                             $819,709,554
 ---------------------------------------------------------------------- -------------
Warrants
    Peregrine Investment Holdings
      (Identified Cost, $32,793)                              264,400    $     84,612
 ---------------------------------------------------------------------  -------------
Total Investments (Identified Cost, $602,725,483)                        $819,794,166
Other Assets, Less Liabilities - 0.4%                                       3,033,051
 ---------------------------------------------------------------------- -------------
Net Assets - 100.0%                                                      $822,827,217
 ---------------------------------------------------------------------- -------------

*Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1996
------------------------------------------------------------------------------------ -----
Assets:
    Investments, at value (identified cost, $602,725,483)                    $819,794,166
    Cash                                                                       11,147,009
    Receivable for Fund shares sold                                             1,133,576
    Dividends receivable                                                          719,341
    Other assets                                                                    7,832
                                                                             -------------
      Total assets                                                           $832,801,924
                                                                             -------------
Liabilities:
    Distributions payable                                                    $  3,736,515
    Payable for investments purchased                                             250,387
    Payable for Fund shares reacquired                                          5,394,717
    Payable to affiliates -
     Management fee                                                                28,857
     Shareholder servicing agent fee                                                9,516
     Distribution fee                                                             312,076
    Accrued expenses and other liabilities                                        242,639
                                                                             -------------
      Total liabilities                                                      $  9,974,707
                                                                             -------------
Net assets                                                                   $822,827,217
                                                                             -------------
Net assets consist of:
    Paid-in capital                                                          $607,325,371
    Unrealized appreciation on investments                                    217,068,683
    Accumulated distributions in excess of net realized gain on
      investments and foreign currency transactions                            (1,498,157)
    Accumulated net investment loss                                               (68,680)
                                                                             -------------
      Total                                                                  $822,827,217
                                                                             -------------
Shares of beneficial interest outstanding                                      63,480,991
                                                                             -------------
Class A shares:
    Net asset value per share
      (net assets of $807,657,296 / 62,289,208 shares of beneficial
      interest outstanding)                                                     $12.97
                                                                             -------------
    Offering price per share (100 / 94.25)                                      $13.76
                                                                             -------------
Class B shares:
    Net asset value and offering price per share
      (net assets of $15,169,921 / 1,191,783 shares of beneficial interest
      outstanding)                                                              $12.73
                                                                             -------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------

Year Ended December 31, 1996
 -------------------------------------------------------------------------  -------------
Net investment income:
  Income -
   Dividends                                                                $  5,034,859
   Interest                                                                      245,422
   Foreign taxes withheld                                                        (41,521)
                                                                            -------------
    Total investment income                                                 $  5,238,760
                                                                            -------------
  Expenses -
   Management fee                                                           $  3,318,022
   Trustees' compensation                                                         53,020
   Shareholder servicing agent fee (Class A)                                   1,073,238
   Shareholder servicing agent fee (Class B)                                      22,306
   Distribution and service fee (Class A)                                      1,221,225
   Distribution and service fee (Class B)                                        101,393
   Custodian fee                                                                 297,117
   Postage                                                                       125,836
   Printing                                                                       66,634
   Auditing fees                                                                  35,290
   Legal fees                                                                      4,882
   Miscellaneous                                                                 309,608
                                                                            -------------
    Total expenses                                                          $  6,628,571
   Fees paid indirectly                                                         (157,578)
                                                                            -------------
    Net expenses                                                            $  6,470,993
                                                                            -------------
     Net investment loss                                                    $ (1,232,233)
                                                                            -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions                                                  $ 89,740,771
   Foreign currency transactions                                                  20,931
                                                                            -------------
    Net realized gain on investments and foreign currency transactions      $ 89,761,702
                                                                            -------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                              $ 64,893,347
   Translation of assets and liabilities in foreign currencies                   (54,448)
                                                                            -------------
    Net unrealized gain on investments and foreign currency translation     $ 64,838,899
                                                                            -------------
     Net realized and unrealized gain on investments and foreign
       currency                                                             $154,600,601
                                                                            -------------
      Increase in net assets from operations                                $153,368,368
                                                                            -------------

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

Year Ended December 31,                               1996             1995
 ----------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                    $  (1,232,233)    $   1,360,815
  Net realized gain on investments and foreign
    currency transactions                            89,761,702        93,753,834
  Net unrealized gain on investments and foreign
    currency translation                             64,838,899       100,603,997
                                                 ----------------  ----------------
   Increase in net assets from operations         $ 153,368,368     $ 195,718,646
                                                 ----------------  ----------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)       $ (88,077,143)    $ (90,832,129)
  From net realized gain on investments and
    foreign currency transactions (Class B)          (1,583,683)         (804,857)
                                                 ----------------  ----------------
   Total distributions declared to shareholders   $ (89,660,826)    $ (91,636,986)
                                                 ----------------  ----------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 277,719,578     $ 103,860,834
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                    85,916,601        87,980,013
  Cost of shares reacquired                        (332,657,111)     (160,208,262)
                                                 ----------------  ----------------
   Increase in net assets from Fund share
     transactions                                 $  30,979,068     $  31,632,585
                                                 ----------------  ----------------
    Total increase in net assets                  $  94,686,610     $ 135,714,245
Net assets:
  At beginning of period                            728,140,607       592,426,362
                                                 ----------------  ----------------
  At end of period (including accumulated net
    investment loss and accumulated
    distributions in excess of net investment
    income of $68,680 and $55,622, respectively)  $ 822,827,217     $ 728,140,607
                                                 ----------------  ----------------

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------

Year Ended December 31,                                 1996           1995           1994           1993           1992
--------------------------------------------------- -------------- -------------- -------------- -------------- --------------
                                                     Class A
---------------------------------------------------  -------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  11.94       $  10.17       $  11.56       $  11.17       $  10.75
                                                    -------------- -------------- -------------- -------------- --------------
Income from investment operations# -
 Net investment income (loss)(sec.sign)                $  (0.02)      $   0.03       $   0.02       $   0.07       $   0.15
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            2.62           3.46          (0.50)          1.73           0.67
                                                    -------------- -------------- -------------- -------------- --------------
  Total from investment operations                     $   2.60       $   3.49       $  (0.48)      $   1.80       $   0.82
                                                    -------------- -------------- -------------- -------------- --------------
Less distributions declared to shareholders -
 From net investment income                            $  --          $  --          $  (0.01)      $  (0.07)      $  (0.14)
 From net realized gain on investments and foreign
  currency transactions                                   (1.57)         (1.72)         (0.83)         (1.32)         (0.26)
 In excess of net investment income                       --             --             (0.02)         (0.02)         --
 In excess of net realized gain on investments and
  foreign currency transactions                           --             --             (0.05)         --             --
                                                    -------------- -------------- -------------- -------------- --------------
  Total distributions declared to shareholders         $  (1.57)      $  (1.72)      $  (0.91)      $  (1.41)      $  (0.40)
                                                    -------------- -------------- -------------- -------------- --------------
Net asset value - end of period                        $  12.97       $  11.94       $  10.17       $  11.56       $  11.17
                                                    -------------- -------------- -------------- -------------- --------------
Total return++                                            21.87%         34.49%         (4.15)%        16.19%         (8.06)%
Ratios (to average net assets)/
  Supplemental data(sec.sign):
 Expenses##                                                0.84%          0.87%          0.86%          0.84%          0.89%
 Net investment income (loss)                             (0.15)%         0.21%          0.21%          0.60%          1.40%
Portfolio turnover                                           65%           100%            78%            79%           102%
Average commission rate###                             $ 0.0438             --             --             --             --
Net assets at end of period (000 omitted)              $807,657       $721,467       $589,260       $709,839       $694,084

  #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(sec.sign)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:
            Net investment income                      $  --          $   0.02       $   0.01       $   0.07       $  --
            Ratios (to average net assets):
              Expenses##                                  --              0.97%          0.96%          0.87%         --
              Net investment income                       --              0.11%          0.11%          0.56%         --


--------------------------------------------------------------------------------

Year Ended December 31,                                   1991           1990           1989           1988          1987*
----------------------------------------------------- -------------- -------------- -------------- ----------------------------
                                                      Class A
-----------------------------------------------------  -------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $   9.97       $  10.93       $  10.96       $  10.81       $  13.41
                                                      -------------- -------------- -------------- ----------------------------
Income from investment operations -
 Net investment income                                   $   0.24       $   0.30       $   0.36       $   0.22       $   0.11
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions              1.94          (0.77)          2.74           0.76          (2.13)
                                                      -------------- -------------- -------------- ----------------------------
  Total from investment operations                       $   2.18       $  (0.47)      $   3.10       $   0.98       $  (2.02)
                                                      -------------- -------------- -------------- ----------------------------
Less distributions declared to shareholders -
 From net investment income                              $  (0.18)      $  (0.33)      $  (0.36)      $  (0.19)      $  (0.11)
 From net realized gain on investments and foreign
  currency transactions                                     (1.22)         (0.16)++++     (2.77)         (0.64)         (0.47)
                                                      -------------- -------------- -------------- ----------------------------
  Total distributions declared to shareholders           $  (1.40)      $  (0.49)      $  (3.13)      $  (0.83)      $  (0.58)
                                                      -------------- -------------- -------------- ----------------------------
Net asset value - end of period                          $  10.75       $   9.97       $  10.93       $  10.96       $  10.81
                                                      -------------- -------------- -------------- ----------------------------
Total return++                                               9.29%         (4.57)%        28.23%          8.90%        (20.45)%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                    0.88%          0.80%          0.77%          0.86%          0.72%+
 Net investment income                                       2.14%          2.91%          2.79%          1.90%          1.08%+
Portfolio turnover                                            131%            89%            83%            68%            40%
Net assets at end of period (000 omitted)                $739,791       $687,847       $805,712       $767,924       $834,359

   *For the nine months ended December 31, 1987.
   +Annualized
  ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March
    1, 1991). If the charge had been included, the results would have been lower.
++++Includes a per share distribution from paid-in capital of $0.0006.

See notes to financial statements

--------------------------------------------------------------------------------

                                                      Year Ended
                                                       March 31,   Year Ended December 31,
                                                 ---------------  -------------------------------------------------------------
                                                            1987            1996           1995            1994          1993**
                                                 ---------------  ----------------------------- --------------- ---------------
                                                         Class A   Class B
                                                 ---------------  -------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $    13.51         $ 11.79         $10.08          $11.53          $12.52
                                                 --------------- ------------------------------ --------------- ---------------
Income from investment operations# -
 Net investment income (loss)                         $     0.17         $ (0.14)        $(0.09)         $(0.08)         $ --
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             1.20            2.57           3.42           (0.49)           0.36
                                                 --------------- ------------------------------ --------------- ---------------
  Total from investment operations                    $     1.37         $  2.43         $ 3.33          $(0.57)         $ 0.36
                                                 --------------- ------------------------------ --------------- ---------------
Less distributions declared to shareholders -
 From net investment income                           $    (0.17)        $  --           $ --            $ --            $ --
 From net realized gain on investments and
  foreign currency transactions                            (1.30)          (1.49)         (1.62)          (0.83)          (1.32)
 In excess of net investment income                       --                --             --              --             (0.03)
 In excess of net realized gain on investments
  and foreign currency transactions                       --                --             --             (0.05)           --
                                                 --------------- ------------------------------ --------------- ---------------
  Total distributions declared to shareholders        $    (1.47)        $ (1.49)        $(1.62)         $(0.88)         $(1.35)
                                                 --------------- ------------------------------ --------------- ---------------
Net asset value - end of period                       $    13.41         $ 12.73         $11.79          $10.08          $11.53
                                                 --------------- ------------------------------ --------------- ---------------
Total return++                                             11.57%          20.72%         33.20%          (4.96)%          9.29%+

Ratios (to average net assets)/
  Supplemental data:
 Expenses##                                                 0.71%           1.75%          1.81%           1.81%           1.33%+

 Net investment income (loss)                               1.28%          (1.06)%        (0.75)%         (0.70)%            --
Portfolio turnover                                           109%             65%           100%             78%             79%
Average commission rate###                                    --         $0.0438             --              --              --
Net assets at end of period (000 omitted)             $1,090,764         $15,170         $6,673          $3,166          $  805

 **For the period from the commencement of offering of Class B shares, September 7, 1993, to December 31, 1993.
  +Annualized
  #Per share data for the periods subsequent to December 31, 1992 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 ++Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to March
   1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1996, $1,425,890 was reclassified from accumulated net realized gain on investments and $1,219,175 and $206,715 were reclassified to accumulated undistributed net investment income and paid-in-capital, respectively, due to differences between book and tax accounting for currency transactions and operating losses. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.42% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,410 for the year ended December 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $66,024 for the year ended December 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $647,559 for the year ended December 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended December 31, 1996 were 0.16% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,946 for Class B shares for the year ended December 31, 1996. Fees incurred under the distribution plan during the year ended December 31, 1996 were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1996 were $651 and $14,022 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $505,648,600 and $562,613,685, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                     $604,223,639
                                                  ---------------
Gross unrealized appreciation                      $242,343,505
Gross unrealized depreciation                       (26,772,978)
                                                  ---------------
  Net unrealized appreciation                      $215,570,527
                                                  ---------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      Year Ended December 31, 1996     Year Ended December 31, 1995
                     -------------------------------- --------------------------------
                           Shares           Amount          Shares            Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold            20,081,505     $ 265,741,600      7,715,800     $  96,726,782
Shares issued to
  shareholders in
  reinvestment of
  distributions         6,559,488        84,484,449      7,389,814        87,274,151
Shares reacquired     (24,769,912)     (327,523,302)   (12,623,569)     (155,238,811)
                    --------------- ---------------- ---------------  ----------------
 Net increase           1,871,081     $  22,702,747      2,482,045     $  28,762,122
                    --------------- ---------------- ---------------  ----------------

Class B Shares

                      Year Ended December 31, 1996     Year Ended December 31, 1995
                     -------------------------------- --------------------------------
                           Shares           Amount          Shares            Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold              901,449      $  11,977,978        604,258     $   7,134,052
Shares issued to
  shareholders in
  reinvestment of
  distributions          113,216          1,432,152         60,477           705,862
Shares reacquired       (388,694)        (5,133,809)      (412,933)       (4,969,451)
                    --------------- ---------------- ---------------  ----------------
 Net increase            625,971      $   8,276,321        251,802     $   2,870,463
                    --------------- ---------------- ---------------  ----------------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1996 was $8,137.

Independent Auditors' Report

To the Trustees and Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for each of the years in the eleven- year period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 1997
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(r) Growth Opportunities Fund

Trustees
A. Keith Brodkin* - Chairman and President
Richard B. Bailey* - Private Investor; Former Chairman and Director (until
 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company
Peter G. Harwood - Private Investor
J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises Lawrence T. Perera - Partner, Hemenway & Barnes
William J. Poorvu - Adjunct Professor, Harvard University Graduate School of
 Business Administration
Charles W. Schmidt - Private Investor
Arnold D. Scott* - Senior Executive Vice President, Director and Secretary,
 Massachusetts Financial Services Company
Jeffrey L. Shames* - President and Director, Massachusetts Financial Services
 Company
Elaine R. Smith - Independent Consultant
David B. Stone - Chairman, North American Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Paul M. McMahon*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

*Affiliated with the Investment Adviser

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free: 1-800-225-2606 any business day from 8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

                                [graphic box]
[dalbar logo]
For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

[back cover]

MFS(R) Growth
Opportunities
Fund

500 Boylston Street
Boston, MA 02116

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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                          MGO-2/97 60M    16/216